UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

Firefly Aerospace Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42789	81-5194980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2203 Scottsdale Drive
Leander, Texas	78641
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (512) 893-5570

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2026, Firefly Aerospace Inc. (the “Company”) entered into confirmatory employment letters with each of Jason Kim, Darren Ma and Ramon Sanchez (the “Employment Letter Agreements”), which supersede and replace each of the executive’s prior employment letter agreements with the Company. Messrs. Kim’s, Ma’s and Sanchez’s Employment Letter Agreements memorialize each executive’s current annual base salary ($500,000, $420,000 and $425,000 for each of Messrs. Kim, Ma and Sanchez, respectively) and bonus opportunity with targets denominated as a percentage of base salary (100%, 60% and 50% for each of Messrs. Kim, Ma and Sanchez, respectively), eligibility to participate in benefit plans maintained by the Company and reaffirmation of each executive’s commitment to certain restrictive covenants set forth in the Company’s Employee Proprietary Information Agreement.

On April 15, 2026, the Board of Directors of the Company also approved certain clarifying amendments to the Firefly Aerospace Inc. Executive Severance Plan (as amended, the “Severance Plan”). In connection with entering into the new Employment Letter Agreements, each of Messrs. Kim, Ma and Sanchez also entered into participation agreements to commence participation in, and to become eligible to receive the applicable severance benefits under, the Severance Plan.

The foregoing summary of the Employment Letter Agreements and the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the text of each Employment Letter Agreement and the Severance Plan, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Letter and Participation Agreement (Jason Kim).
10.2	Employment Letter and Participation Agreement (Darren Ma).
10.3	Employment Letter and Participation Agreement (Ramon Sanchez).
10.4	Firefly Aerospace Inc. Amended Executive Severance Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREFLY AEROSPACE INC.

Date: April 21, 2026	By:	/s/ Darren Ma
Darren Ma
Chief Financial Officer